UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 30, 2021

United States Steel Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	1-16811	25-1897152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Grant Street,
Pittsburgh, PA 15219-2800
(Address of Principal Executive Offices, and Zip Code)

(412) 433-1121
Registrant’s Telephone Number, Including Area Code
____________________________________________
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	X	New York Stock Exchange
Common Stock	X	Chicago Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On December 30, 2021, the Compensation & Organization Committee (the “Committee”) of the Board of Directors (the “Board”) of United States Steel Corporation (the “Corporation”), approved the grant of a special performance-based award (the “Special Award”) to David B. Burritt, the Corporation’s Chief Executive Officer (“CEO”), aligned with achieving results above and beyond the expected outcomes of the Corporation’s announced strategic investments, and representing significant sustained stockholder value creation in an accelerated timeframe. The Special Award is being issued in addition to any regular annual award issued by the Committee.

The Special Award has a grant date fair value of approximately $4.0 million and is comprised of two components: (i) an award of 85,034 performance-based restricted stock units (the “PSU Award”), which vest on December 31, 2025 only if certain strategic performance metrics are achieved (described below) and (ii) 171,000 performance-based stock options (the “PSO Award”) which vest if the Corporation achieves stock price levels for a sustained period of time representing an increase in market capitalization of approximately $3-8.5 billion (described below), approximately a 150-250% increase compared to the Company’s market capitalization on the date of grant. Each performance-based restricted stock unit (“PSU”) represents the right to receive one share of the Corporation’s common stock upon vesting at target levels and up to two shares of the Corporation’s common stock for maximum performance. Each performance-based stock option (“PSO”) represents the right to acquire one share of the Corporation’s common stock upon vesting, exercise of the option and payment of the exercise price.

Building on the Momentum of the Best for All SM Strategy

The Committee determined to grant the Special Award at this time to retain Mr. Burritt and incentivize him to continue his efforts in leading the Corporation as its CEO as it continues to execute its Best for All strategy, and transition to the future building on the accomplishments and momentum achieved in 2021. During this critical business transformation against the backdrop of the challenges posed by the continued pandemic, Mr. Burritt and his team must maintain the operating discipline necessary to transition to a steelmaking footprint with more consistent, higher quality earnings and lower capital and carbon intensity, and continue to innovate and commercialize their innovations to support the current and future needs of the Corporation’s customers. The Committee believes it is in the best interests of stockholders to fully support Mr. Burritt’s engagement as he and his team continue to transform the Corporation, and inspire acceleration of historic change for the Corporation, and that making the Special Award achieves this purpose.

Aligned with Stockholder Interests

The Best for All strategy is designed to completely transform the way the Corporation does business from a technological, commercial, and sustainability perspective to create long-term stockholder value by pursuing a transformed business model that is resilient to market volatility and is profitable through the business cycle. The goals provided for in the Special Award and the four-year performance period contemplate an ambition beyond day-to-day annual and long-term management objectives and seek to reward Mr. Burritt for the stretch effort and only if these additional bold goals are achieved.

Factors Considered in Designing the Special Award

In determining the appropriateness of granting the Special Award, the Committee received relevant information and benchmarking data from Pay Governance, LLC, the Committee’s independent compensation consultant. Utilizing this information and data, the Committee considered the following factors in approving the Special Award:
•The value of special long-term transformation-focused incentive awards provided in recent years to CEOs at similarly sized and industry-related publicly traded companies;
•The target grant value of Mr. Burritt’s annual award under the Corporation’s long-term incentive program, which will continue to comprise the vast majority of Mr. Burritt’s long-term compensation;
•The investment horizon for new finishing lines at Big River Steel and the construction of the Corporation’s second mini mill facility;
•The significant value expected to be generated for stockholders if the performance metrics are achieved; and
•The desired outcomes of the Best for All strategy to position the Corporation as an industry leader of differentiated steel solutions.

Terms of the PSU Award

The PSU Award provides Mr. Burritt an opportunity to earn up to a maximum of 170,068 shares based on the achievement of certain pre-set performance criteria after the four-year performance period, January 1, 2022 through December 31, 2025 (the “Performance Period”). The PSUs do not pay dividends or carry voting privileges prior to vesting. Shares may be earned at the expiration of the Performance Period, if the Corporation satisfies quantitative performance criteria related to:

Metric	Rationale
EBITDA Margin Expansion	Emphasizes profitability as we continue to invest in new mini mill steelmaking and finishing capabilities.
Greenhouse Gas Emissions Intensity	Motivates long-term management of key sustainability risks across the enterprise.
Asset Portfolio Optimization	Supports capital redeployment and divestiture of non-strategic assets and real estate to optimize access to capital needed to finance initiatives tied to our transformation strategy.
Leverage Metrics/Credit Rating	Enables strong business resiliency in all market cycles.
Corporate Relative Valuation	Strengthens our market value and industry competitiveness as measured by the multiple of the enterprise value to expected EBITDA, a common corporate valuation metric in our industry.

Each performance metric represents 20% of the PSU Award and a payout is achievable at threshold (50% of target), target (100% of target) or maximum (200% of target) performance achievement. The goals aligned to each performance metric represent significant stretch and performance outside the ordinary course of operating the day-to-day business. In setting the performance metrics and targets, the Committee believes that achievement of each metric, even at a threshold level, requires significant effort and focus and will represent significant long-term value creation for stockholders.

In the event of Mr. Burritt’s termination of service due to death or becoming disabled, retirement or an involuntary separation without cause, a pro-rata portion of the PSU Award will vest based upon the number of complete months worked during the performance period. Unless otherwise determined by the Committee, in the event of a Termination with Consent (as defined in the Plan), Mr. Burritt shall remain entitled to vest in the total number of shares issuable under the PSU Award, subject to achievement of the performance goals. The PSU Award is forfeitable in its entirety if Mr. Burritt is terminated for cause. In the event of a Change in Control (as defined in the Plan), the PSU Award will vest at target.

Terms of the PSO Award

The Committee granted PSOs to Mr. Burritt to balance the operational and financial objectives of the PSUs with a focused incentive tied to creating sustained long-term stockholder value. The PSOs do not become vested and exercisable until the Corporation’s 20-trading day average closing stock price meets or exceeds the following stock price hurdles during the seven-year period beginning on the grant date, as follows:

20-trading day Average Closing Stock Price Achievement During 7-Year Period Beginning on Grant Date	% of PSOs Exercisable
$35.00	33.33%
$45.00	33.33%
$55.00	33.34%

The stock price achievement hurdles reflect approximately 150%, 200% and 250% sustained market capitalization growth compared to the Corporation’s market capitalization on the date of the Special Award grant.

The PSOs also contain a holding period provision such that shares received from the exercising of the options are not transferrable for a one-year period following vesting of the option, and during such time Mr. Burritt remains employed by the Corporation. Any portion of the PSO Award that is not exercisable based on the stock price goals by December 31, 2028, will be forfeited as of such date.

The PSO Award achievement is measured at termination in the event of Mr. Burritt’s termination of service as CEO due to retirement, involuntary separation without cause, death, or disability, and any unvested portion of the PSO Award is terminated as of such termination date. In the event of a termination with consent, the PSO Award may remain outstanding through the remainder of the term, or as of any earlier termination date determined by the Committee, subject to vesting. The PSO Award is forfeitable in its entirety if Mr. Burritt is terminated for cause. In the event of a Change in Control (as defined in the Plan), the PSO Award achievement will be determined not later than the date of the Change in Control, and any unvested portion of the PSO Award shall terminate as of the date of the Change in Control.

SVP Awards

Consistent with the Special Award rationale, the Committee also granted performance-based restricted stock units to other members of the Corporation’s executive leadership team (the “SVP Awards”), including its named executive officers, to incentivize and engage executives as they lead the execution of the Best for All strategy. The SVP Awards granted to each member of the leadership team have a grant date fair value of $2.0 million, and are payable in shares of the Corporation’s common stock after the close of the Performance Period to the extent the following strategic objectives are achieved with the performance with respect to each strategic objective measured on a separate basis:

Metric	Rationale
On Time and on Budget Completion of the Corporation’s second mini mill	Requires budget and operational discipline to support our profitability goals.
EBITDA Margin Expansion	Emphasizes profitability as the Corporation continues to invest in new mini mill steelmaking and finishing capabilities.
Greenhouse Gas Emissions Intensity	Motivates long-term management of key sustainability risks across the enterprise.

For each metric, a payout is achievable at threshold (50% of target), target (100% of target) or maximum (200% of target) based on performance achieved.

The Committee believes the Special Award and the SVP Awards clearly establish a pay for performance compensation structure, rewarding executives if the Corporation’s transformative and additional strategic objectives are achieved. The SVP Awards are governed by the terms of the Corporation’s 2016 Omnibus Incentive Compensation Plan.

The summaries of the Special Award and the SVP Awards included in this current report on Form 8-K are qualified in their entirety by reference to the full text of the Performance Share Award Grant Agreements and Performance Non-Qualified Stock Option Grant Agreement, forms of which will be attached as exhibits to the Corporation’s Annual Report on Form 10-K for the fiscal year ending December 31, 2021 and are incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Language on Forward-Looking Statements

This report contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “will,” "may" and similar expressions or by using future dates in connection with any discussion of events or developments that we expect or anticipate will occur in the future. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Corporation’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Corporation’s control. It is possible that the Corporation’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Corporation undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Corporation's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, the risks and uncertainties described in this report and in “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and those described from time to time in our future reports filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By	/s/ Manpreet S. Grewal
Manpreet S. Grewal
Vice President, Controller & Chief Accounting Officer

Dated: December 30, 2021